SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               --------

                               FROM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of the earliest event reported: February 26, 1999


                         USA TALKS.COM, INC.
          (Exact name of registrant as specified in charter)


          NEVADA                   33-2474-LA               93-0915593
(State or other jurisdiction       (Commission              (IRS employer
  of incorporation)                 file number)             identification no.)


                4180 La Jolla Village Drive, Suite 570
                      La Jolla, California 92037
               (Address of Principal Executive Offices)


Registrant's telephone number, including area code (619) 546-0550




                         USA TALKS.COM, INC.

     ITEM 1. CHANGE IN CONTROL OF REGISTRANT

          N/A

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          N/A

     ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          N/A

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          a. Effective February 26, 1999, USA Talks.com, Inc. (USAT), formerly SBB, Inc. ("SBB") dismissed its prior certifying accountants, Crouch, Bierwolf & Chisholm, ("CB&C") and retained its new certifying accountants, Singer, Lewak Greenbaum & Goldstein. LLP ("SLGG"). CB&C's report on USAT's (formerly SBB, Inc.) financial statements during the two most recent fiscal years, and subsequent interim periods ended March 31, 1998, and June
30, 1998 preceding date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by USAT's Board of Directors, and was not based upon any adverse circumstances regarding the dismissal of CB&C.

          During the last two fiscal years and the subsequent interim periods ended March 31,1998, and June 30, 1998 preceding the date hereof, there were no disagreements between USAT and CB&C on any matters or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CB&C, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

          None of the "reportable events" described in Item 304 (a)(1)(ii) occurred with respect to USAT within the last two fiscal years and the subsequent interim periods to the date hereof.

          b. Effective February 26, 1999, USAT's Board of Directors approved the engagement of SLGG as its principal accountants. During the last two fiscal years and the subsequent interim periods to the date hereof, USAT did not consult SLGG regarding any of the matters or events set forth in Item 304
(a)(2)(i) and (ii) or regulation S-K.

     ITEM 5.  OTHER EVENTS

          N/A

     ITEM 6. RESIGNATION OF REGISTRANTS DIRECTORS

          N/A

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          N/A

     ITEM 8.  CHANGE IN FISCAL YEAR

          N/A








                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: March 2, 1999



                              USA Talks.com, Inc.

                              by:  /s/

                              William H. Ervine, Jr.,
                              President












March 1, 1999




Securities and Exchange Commission
Washington  DC 20549


Re:  USA Talks.com, Inc. (formerly SBB, Inc.)
     Change in Registrants Certifying Accountant


     We were previously the principal accountants for USA Talks.com, Inc. (formerly SBB, Inc.) and under the date of March 10, 1998, we reported on the balance sheet for USA Talks.com, Inc. (formerly SBB, Inc.) for the year ended December 31, 1997, and the related statements of income, retained earnings, and cash flows for the period then ended and for the period from January 1, 1989 to December 31, 1997.

     On March 1, 1999, our appointment as principal accountants was terminated. We have read USA Talks.com, Inc.'s statement included under Item 4 of its 8-K dated March 1, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with USA Talks.com, Inc.'s statements that during the last two fiscal years and the subsequent interim period prior to the date hereof, it did not consult SLGG regarding any of the matters or events set forth in Item 304 (a)(2)(i)(ii) or regulation S-K,



Respectfully,




Crouch, Bierwolf & Chisholm